                                                                    EXHIBIT 10.2
                                                                    ------------


                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT, dated as of the 22nd day of January, 1999 (this "Agreement"), is made by THE ACKERLEY GROUP, INC., a Delaware corporation (the "Borrower"), and by each of the undersigned Subsidiaries of the Borrower and each other Subsidiary that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit C (a "Pledgor Accession";
                                              ---------
the undersigned and such other Subsidiaries, collectively, the "Subsidiary Pledgors," and together with the Borrower, the "Pledgors"), in favor of FIRST UNION NATIONAL BANK, as administrative agent for the banks and other financial institutions (collectively, the "Lenders") party to the Credit Agreement referred to below (in such capacity, the "Administrative Agent"), for the benefit of the Secured Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.


                                   RECITALS

     A. The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of January 22, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.

     B. It is a condition to the extension of credit to the Borrower under the Credit Agreement, that the Borrower and each of the Subsidiary Pledgors that is a party to this Agreement as of the date hereof, shall have agreed, by executing and delivering this Agreement, to secure the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents.

     C. Each of the Subsidiaries of the Borrower shall, upon the repayment of the 10.48% Senior Subordinated Notes due 2000 or in the event such notes no longer limit the ability of such Subsidiaries to guarantee the Obligations, enter into a Subsidiary Guaranty pursuant to which such Subsidiaries will guarantee to the Secured Parties the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents.

     D. The Secured Parties are relying on this Agreement in their decision to extend credit to the Borrower under the Credit Agreement, and would not enter into the Credit Agreement without the execution and delivery of this Agreement by the Pledgors.

     E. The Pledgors will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.


                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to extend credit to the Borrower thereunder, each Pledgor hereby agrees as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1  Defined Terms.  For purposes of this Agreement, in addition to the
          -------------
terms defined elsewhere herein, the following terms shall have the meanings set forth below:

     "Accounts" shall mean, collectively, all of each Pledgor's accounts, as defined in the Uniform Commercial Code, including, without limitation, all of such Pledgor's accounts receivable, all rights to payment for goods sold or leased or to be sold or to be leased (including all rights to returned or repossessed goods) or for services rendered at any time or for services to be rendered (including any rights to stoppage in transit, repossession and reclamation and other rights of an unpaid vendor or secured party), all rights under or evidenced by book debts, notes, bills, drafts or acceptances, all Instruments evidencing or relating to any of the foregoing, and all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising.

     "Collateral" shall have the meaning given to such term in SECTION 2.1.

     "Collateral Accounts" shall have the meaning given to such term in SECTION 5.3.

     "Concentration Account" shall have the meaning given to such term in
SECTION 4.14.

     "Concentration Agreement" shall have the meaning given to such term in
SECTION 4.14.

     "Contracts" shall mean, collectively, all rights of each Pledgor under all leases, contracts and agreements to which such Pledgor is now or hereafter a party, including, without limitation, all rights, privileges and powers under Licenses, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Pledgor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements, but excluding rights under (but not excluding Proceeds of) any lease, contract or agreement (including, without limitation, any License) that by the terms thereof, or under applicable law, cannot be assigned or a security interest granted therein in the manner contemplated by this Agreement unless consent from the relevant party or parties has been obtained and under the terms of which lease, contract or agreement any such assignment or grant of a security interest therein in the absence of such consent would, or could, result in the termination thereof, but only to the extent that (y) such rights are subject to such contractual or legal restriction and (z) such restriction is not, or could not be, rendered ineffective pursuant to the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity.

     "Copyrights" shall mean, collectively, all of each Pledgor's copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.

     "Copyright Collateral" shall mean, collectively, all Copyrights and Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.

     "Copyright License" shall mean any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

     "Deposit Accounts" shall mean, collectively, all of each Pledgor's deposit accounts maintained with the Administrative Agent or any other bank or depository institution, whether now owned or existing or hereafter acquired or arising and including, without limitation, all Concentration Accounts and any Collateral Accounts, together with all funds held from time to time therein and all certificates and instruments from time to time representing, evidencing or deposited into such accounts.

     "Equipment" shall mean, collectively, all of each Pledgor's equipment, as defined in the Uniform Commercial Code, including, without limitation, all machinery, equipment, computer equipment and software, parts, supplies, appliances, fittings, furniture and fixtures of every kind and nature, wherever located and whether or not affixed to any real property, all Mobile Goods, and all accessions, accessories, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing, in each case whether now owned or existing or hereafter acquired.

     "General Intangibles" shall mean, collectively, all of each Pledgor's general intangibles, as defined in the Uniform Commercial Code, including, without limitation, all Contracts, all Copyright Collateral, all Patent Collateral, all Trademark Collateral, all inventions, designs, trade secrets, trade processes, confidential or proprietary technical or business information, know-how, registrations, licenses, permits and franchises, all rights under or evidenced by choses in action, causes of action or Instruments, all indebtedness, obligations and other amounts at any time owing to such Pledgor from any Person and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, obligations or other amounts (including, without limitation, all Intercompany Obligations), all judgments, tax refund claims, claims against carriers and shippers, claims under liens and insurance policies, all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing, all invoices, customer lists, books and records, ledger and account cards, computer tapes, disks, software, printouts and other corporate or business records relating to the foregoing, and all other intangible personal property of every kind and nature, and all accessions, additions, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing, in each case whether now owned or existing or hereafter acquired or arising, but excluding Accounts and excluding leases, contracts and agreements (including, without limitation, Licenses) to the extent excluded from Contracts under the definition of such term herein. Without in any way limiting the foregoing, "General Intangibles" shall specifically include (i) FCC Licenses of the Pledgors (the "FCC Licenses"), but only to the extent, if any, permitted by applicable law, including without limitation the Communications Act of 1934, as amended, and FCC and/or FCC Licenses Rules and Regulations, (ii) all proceeds from the disposition of any radio or television station owned or operated by any Pledgor, and (iii) the "going concern value" of such stations.

     "Instruments" shall mean, collectively, all instruments, chattel paper or documents, each as defined in the Uniform Commercial Code, of each Pledgor, whether now owned or existing or hereafter acquired, including those evidencing, representing, securing, arising from or otherwise relating to any Accounts, Intercompany Obligations or other Collateral, including, without limitation, any promissory notes, drafts, bills of exchange, documents of title and receipts.

     "Intercompany Obligations" shall mean, collectively, all indebtedness, obligations and other amounts at any time owing to any Pledgor from any of its Subsidiaries or Affiliates and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, obligations or other amounts.

     "Investment Agreement" shall mean any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any equity interests and to which any Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time.

     "Investment Property" shall mean, collectively, all of each Pledgor's investment property, as defined in the Uniform Commercial Code, including, without limitation, all certificated securities, uncertificated securities, security entitlements, securities accounts, commodity contracts and commodity accounts (as such terms are defined in the Uniform Commercial Code) of or held by such Pledgor, together with all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing; and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character; together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising.

     "Inventory" shall mean, collectively, all of each Pledgor's inventory, as defined in the Uniform Commercial Code, including, without limitation, all goods manufactured, acquired or held for sale or lease, all raw materials, component materials, work-in-process and finished goods, all supplies, goods and other items and materials used or consumed in the manufacture, production, packaging, shipping, selling, leasing or furnishing of such inventory or otherwise in the operation of the business of such Pledgor, all goods in which such Pledgor now or at any time hereafter has any interest or right of any kind, and all goods that have been returned to or repossessed by or on behalf of such Pledgor, in each case whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Pledgor or is held by such Pledgor or by others for the account of such Pledgor, and in each case whether now owned or existing or hereafter acquired or arising.

     "License" shall mean any Copyright License, Patent License or Trademark License.

     "Mobile Goods" shall mean, collectively, all of each Pledgor's motor vehicles, tractors, trailers, aircraft, rolling stock and other like property, whether or not the title thereto is governed by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.

     "Patents" shall mean, collectively, all of each Pledgor's letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions described therein, all reissues, continuations, divisions, renewals, extensions, continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.

     "Patent Collateral" shall mean, collectively, all Patents and all Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.

     "Patent License" shall mean any agreement now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.

     "Proceeds" shall have the meaning given to such term in SECTION 2.1.

     "Secured Parties" shall mean, collectively, the Lenders (including the Issuing Lender and including any Lender in its capacity as a counterparty to any Hedge Agreement with the Borrower) and the Administrative Agent.

     "Specified Contracts" shall have the meaning given to such term in SECTION 3.7.

     "Trademarks" shall mean, collectively, all of each Pledgor's trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.

     "Trademark Collateral" shall mean, collectively, all Trademarks and Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.

     "Trademark License" shall mean any agreement now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as the same may be in effect from time to time in the State of North Carolina; provided that if, by reason of applicable law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, then as to the validity or perfection, as the case may be, of such security interest, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction.

     1.2  Other Terms.  All terms in this Agreement that are not capitalized
          -----------
shall have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein.

                                  ARTICLE II

                         CREATION OF SECURITY INTEREST

     2.1  Pledge and Grant of Security Interest.  Each Pledgor hereby pledges,
          -------------------------------------
assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising (collectively, the "Collateral"):

            (i)       all Accounts;

            (ii)      all Contracts;

            (iii)     all Deposit Accounts;

            (iv)      all Equipment;

            (v)       all General Intangibles;

            (vi)      all Inventory;

            (vii)     all Investment Property;

            (viii)    all Instruments;

            (ix) to the extent not covered or not specifically excluded by clauses (i) through (viii) above, all of such Pledgor's other personal property, whether now owned or existing or hereafter arising or acquired; and

            (x) any and all proceeds, as defined in the Uniform Commercial Code, products, rents and profits of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (w) all payments under any insurance (whether or not the Administrative Agent is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, (y) all claims and rights to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, "Proceeds"). For purposes of this Agreement, the term "Proceeds" includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

provided, however, for purposes of this Agreement, the term "Collateral" shall
--------  -------
not include any right, title or interest in any asset of SSI, Inc., the granting of which Lien would require the approval of the National Basketball Association (including the Seattle Supersonics NBA franchise).

     2.2  Security for Secured Obligations.  This Agreement and the Collateral
          --------------------------------
secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of each Pledgor, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with the Credit Agreement, this Agreement, any Subsidiary Guaranty or any of the other Credit

Documents to which it is or hereafter becomes a party, or any Hedge Agreement to which the Borrower and any Lender are parties, including, without limitation,
(i) in the case of the Borrower, all Obligations, including, without limitation, all principal of and interest on the Loans, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and all obligations of the Borrower to any Lender under any Hedge Agreement required or permitted under the Credit Agreement and to which the Borrower and such Lender are parties, and (ii) in the case of any Subsidiary Pledgor, all of its liabilities and obligations as a Guarantor (as defined in the Subsidiary Guaranty), if any, in respect of the Obligations; and in each case under (i) and (ii) above, (a) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (b) all fees, costs and expenses payable by such Pledgor under SECTION 7.1 (the liabilities and obligations of the Pledgors described in this SECTION 2.2, collectively, the "Secured Obligations").

     2.3  FCC Matters.  Notwithstanding anything herein to the contrary, prior
          -----------
to the occurrence of an Event of Default and the consent of the FCC and of any other applicable Governmental Authority to the assignment of any FCC License or the transfer of control of any Pledgor (as may be required by law), neither this Agreement, the Credit Agreement, the Credit Documents nor any of the transactions contemplated hereby and thereby will constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of any Pledgor by the Administrative Agent or the Secured Parties or control, affirmative or negative, direct or indirect, by the Administrative Agent or the Secured Parties over the management or any other aspect of the operation of any Pledgor, which ownership and control remain exclusively and at all times in such Pledgor until such time as the FCC approves the transfer of such rights to another party.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     Each Pledgor represents and warrants as follows:

     3.1  Ownership of Collateral.  Each Pledgor owns, or has valid rights as a
          -----------------------
lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement, and except for other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Administrative Agent as secured party, (ii) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming the Administrative Agent as secured party and (iii) as may be otherwise permitted by the Credit Agreement.

     3.2  Security Interests; Filings.  This Agreement, together with (i) the
          ---------------------------
filing, with respect to each Pledgor, of duly completed and executed Uniform Commercial Code financing statements naming such Pledgor as debtor, the Administrative Agent as secured party, and describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Annex A hereto, which
                                                        -------
have been duly executed and delivered by the Pledgors and delivered to the Administrative Agent for filing, (ii) to the extent required by applicable law, the filing, with respect to each relevant Pledgor, of duly completed and executed assignments in the forms set forth as Exhibits A and B with the U.S.
                                               ----------     -
Copyright Office or the U.S. Patent and Trademark Office, as appropriate, with regard to registered Copyright Collateral, Patent Collateral and Trademark Collateral of such Pledgor, as the case may be, (iii) in the case of Investment Property evidenced by uncertificated securities, compliance with Article 8 of the applicable Uniform Commercial Code, (iv) upon request of the Administrative Agent, as to Mobile Goods covered by a certificate of title or ownership, the notation of the Administrative Agent's security interest therein on the applicable certificates of title or ownership, and (v) the delivery to the Administrative Agent of all chattel paper, promissory notes and other Instruments included in the Collateral (and assuming continued possession thereof by the Administrative Agent), creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under such Article 9 by reason of Section 9-104 or 9-302 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code (it being specifically noted that the Administrative Agent may at its option, but shall not be required to, require that any bank or other depository institution at which a Deposit Account is maintained enter into a written agreement or take such other action as may be necessary to perfect the security interest of the Administrative Agent in such Deposit Account and the funds therein).

     3.3  Locations.  Annex B lists, as to each Pledgor, (i) the addresses of
          ---------   -------
its chief executive office and each other place of business, (ii) the address of each location of all original invoices, ledgers, chattel paper, Instruments and other records or information evidencing or relating to the Collateral of such Pledgor, and (iii) the address of each location at which any Equipment or Inventory (other than Mobile Goods and goods in transit) owned by such Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of SECTION 4.2. Except as may be otherwise noted therein, all locations identified in Annex B are leased by the applicable
                                           -------
Pledgor. No Pledgor presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex B, and no Pledgor has
                                               -------
entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Annex B.
             -------

     3.4  Authorization; Consent.  No authorization, consent or approval of, or
          ----------------------
declaration or filing with, any Governmental Authority (including, without limitation, any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) is required for the valid execution, delivery and performance by any Pledgor of this Agreement, the grant by it of the Lien and security interest in favor of the Administrative Agent provided for herein, or the exercise by the Administrative Agent of its rights and remedies hereunder, except for (i) the filings described in SECTION 3.2, and (ii) in the case of Accounts owing from any federal governmental agency or authority, the filing by the Administrative Agent of a notice of assignment in accordance with the federal Assignment of Claims Act of 1940, as amended, and (iii) in the case of Investment Property, except as may be required in connection with a disposition of any such collateral by laws affecting the offering and sale of securities, generally.

     3.5  No Restrictions.  There are no statutory or regulatory restrictions,
          ---------------
prohibitions or limitations on any Pledgor's ability to grant to the Administrative Agent a Lien upon and security interest in the Collateral pursuant to this Agreement or (except for the provisions of the federal Anti-Assignment Act and Anti-Claims Act, as amended) on the exercise by the Administrative Agent of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Pledgor's ability so to grant such Lien and security interest.

     3.6  Accounts.  Each Account is, or at the time it arises will be, (i) a
          --------
bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Pledgors or any of them, (ii) subject to no offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Pledgors in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Administrative Agent, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and
(iv) not evidenced by any chattel paper or other Instrument; or if so, such chattel paper or other Instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Administrative Agent and delivered to the Administrative Agent to be held as Collateral hereunder. To the knowledge of each Pledgor, there are no facts, events or occurrences that would in any way impair the validity or enforcement of any Accounts except as set forth above.

     3.7  Specified Contracts.  As to each Investment Agreement and each other
          -------------------
Material Contract to which any Pledgor is or hereafter becomes a party (the foregoing, collectively, "Specified Contracts"), (i) such Pledgor is not in default in any material respect under any such Specified Contracts, and to the knowledge of such Pledgor, none of the other parties to such

Specified Contracts is in default in any material respect thereunder (except as shall have been disclosed in writing to the Administrative Agent), (ii) each such Specified Contract is, or at the time of execution will be, the legal, valid and binding obligation of all parties thereto, enforceable against such parties in accordance with the respective terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and no defense, offset, deduction or counterclaim will exist thereunder in favor of any such party, (iii) the performance by such Pledgor of its obligations under each such Specified Contract in accordance with its terms will not contravene any Requirement of Law or any contractual restriction binding on or affecting such Pledgor or any of its properties, and will not result in or require the creation of any Lien upon or with respect to any of its properties, and (iv) such Pledgor has (or promptly after the time of execution will have) furnished the Administrative Agent with a correct and complete copy of each Specified Contract to which it is a party as then in effect.

     3.8  Intellectual Property.  Annexes C, D and E correctly set forth all
          ---------------------   ------------     -
registered Copyrights, Patents and Trademarks owned by any Pledgor as of the date hereof and used or proposed to be used in its business. Each such Pledgor owns or possesses the valid right to use all Copyrights, Patents and Trademarks; all registrations therefor have been validly issued under applicable law and are in full force and effect; no claim has been made in writing or, to the knowledge of such Pledgor, orally, that any of the Copyrights, Patents or Trademarks is invalid or unenforceable or violates or infringes the rights of any other Person, and there is no such violation or infringement in existence; and to the knowledge of such Pledgor, no other Person is presently infringing upon the rights of such Pledgor with regard to any of the Copyrights, Patents or Trademarks.

     3.9  Documents of Title.  No bill of lading, warehouse receipt or other
          ------------------
document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods and other than Inventory in transit in the ordinary course of business to a location set forth on Annex B or to a customer of a
                                              -------
Pledgor.


                                   ARTICLE IV

                                   COVENANTS

     4.1  Use and Disposition of Collateral.  So long as no Event of Default
          ---------------------------------
shall have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that no Pledgor will
                                        --------  -------
sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Administrative Agent hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Administrative Agent).

     4.2  Change of Name, Locations, etc.  No Pledgor will (i) change its name,
          -------------------------------
identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Annex B, or (iii) remove any Collateral (other than
                           -------
Mobile Goods and goods in transit), or any books, records or other information relating to Collateral, from the applicable location thereof listed on Annex B,
                                                                       -------
or keep or maintain any Collateral at a location not listed on Annex B, unless
                                                               -------
in each case such Pledgor has (1) given reasonable prior written notice to the Administrative Agent of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Administrative Agent may reasonably request, and (2) delivered to the Administrative Agent prior to any such change or removal such documents, instruments and financing statements as may be required by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Administrative Agent (including, at the request of the Administrative Agent, delivery of opinions of counsel reasonably satisfactory to the Administrative Agent to the effect that all such actions have been taken), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of SECTION 3.2.

     4.3  Records; Inspection.  (a)  Each Pledgor will keep and maintain at its
          -------------------
own cost and expense satisfactory and complete records of the Accounts and all other Collateral, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and will furnish to the Administrative Agent from time to time such statements, schedules and reports (including, without limitation, accounts receivable aging schedules) with regard to the Collateral as the Administrative Agent may reasonably request.

     (b) Each Pledgor shall, from time to time at such times as may be reasonably requested and upon reasonable notice, (i) make available to the Administrative Agent for inspection and review at such Pledgor's offices copies of all invoices and other documents and information relating to the Collateral (including, without limitation, itemized schedules of all collections of Accounts, showing the name of each account debtor, the amount of each payment and such other information as the Administrative Agent shall reasonably request), and (ii) permit the Administrative Agent or its representatives to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, inspect the Collateral, discuss its finances and affairs with its officers, employees and independent accountants and take any other actions necessary for the protection of the interests of the Secured Parties in the Collateral. At the request of the Administrative Agent, each Pledgor will legend, in form and manner satisfactory to the Administrative Agent, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to the Administrative Agent and that the Administrative Agent has a security interest therein. The Administrative Agent shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and each Pledgor agrees to furnish all such reasonable assistance and information as the Administrative Agent may require in connection therewith.

     4.4  Accounts.  Unless notified otherwise by the Administrative Agent in
          --------
accordance with the terms hereof, each Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in the ordinary course of its business consistent with past practices and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the request of the Administrative Agent, take such action as the Administrative Agent may deem necessary or advisable (within applicable laws) to enforce such collection. No Pledgor shall, except to the extent done in the ordinary course of its business consistent with past practices and in accordance with sound business judgment and provided that no Event of Default shall have occurred and be continuing, (i) grant any extension of the time for payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, in whole or in part, any Person or property liable for the payment of any Account, or (iv) allow any credit or discount on any Account. Each Pledgor shall promptly inform the Administrative Agent of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case, $1,000,000 or more, where such Pledgor reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.

     4.5  Instruments.  Each Pledgor agrees that if any Intercompany
          -----------
Obligations, Accounts or other Collateral shall at any time be evidenced by a promissory note, chattel paper or other Instrument, the same shall promptly be duly endorsed to the order of the Administrative Agent and delivered to the Administrative Agent to be held as Collateral hereunder.

     4.6  Equipment.  Each Pledgor will, in accordance with sound business
          ---------
practices, maintain all Equipment used by it in its business (other than obsolete Equipment) in good repair, working order and condition (normal wear and tear excepted) and make all necessary repairs and replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. No Pledgor shall knowingly permit any Equipment to become a fixture to any real property.

     4.7  Inventory.  Each Pledgor will, in accordance with sound business
          ---------
practices, maintain all Inventory held by it or on its behalf in good saleable or useable condition. Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, process, use and, in the ordinary course of business but not otherwise, sell its Inventory. Without limiting the generality of the foregoing, each Pledgor agrees that it shall not permit any Inventory to be in the possession of any bailee, warehouseman, agent or processor at any time unless such bailee, warehouseman, agent or processor shall have been notified of the security interest created by this Agreement and such Pledgor shall have exercised its reasonable best efforts to obtain, at such Pledgor's sole cost and expense, a written agreement to hold such Inventory subject to the security interest created by this Agreement and the instructions of the Administrative Agent and to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Inventory, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

     4.8  Contracts.  Each Pledgor will, at its expense, at all times perform
          ---------
and comply with, in all material respects, all terms and provisions of each Material Contract to which it is or hereafter becomes a party required to be performed or complied with by it and enforce the terms and provisions thereof in accordance with its terms, and will not waive, amend or modify any provision thereof in any manner other than in the ordinary course of business of such Pledgor in accordance with past practices and for a valid economic reason benefiting such Pledgor (provided that in no event may any waiver, amendment or
                         --------
modification be made that would adversely affect the interests of the Administrative Agent and the other Secured Parties). Each Pledgor will deliver copies of each Material Contract to which it is a party and each material amendment or modification thereof to the Administrative Agent promptly upon the execution and delivery thereof. With regard to all leases, contracts and agreements that are excluded from the definition of the term "Contracts," each Pledgor covenants and agrees to exercise all of its material rights and remedies under such leases, agreements and contracts to which it is a party in a commercially reasonable manner consistent with the interests of the Administrative Agent and the Secured Parties. No Pledgor will enter into any Material Contract that by its terms prohibits the assignment of such Pledgor's rights and interest thereunder in the manner contemplated by this Agreement, other than as may be entered into in the ordinary course of business of such Pledgor in accordance with past practices and for a valid economic reason benefiting such Pledgor. Each Pledgor further covenants and agrees to use its reasonable best efforts to obtain any required consent to the collateral assignment of any Material Contract, in form and substance reasonably satisfactory to the Administrative Agent, upon the request of the Administrative Agent, and will deliver copies thereof to the Administrative Agent promptly upon execution and delivery thereof. To the extent required under the Credit Agreement, each Pledgor will notify the Administrative Agent promptly in writing upon any termination of any Material Contract, in whole or in part, or any material breach, default or event of default by any party thereunder.

     4.9  Taxes.  Each Pledgor will pay and discharge (i) all taxes, assessments
          -----
and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and (ii) all lawful claims that, if unpaid, might become a Lien upon any of its properties; provided, however, that no Pledgor shall be required to
                       --------  -------
pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which such Pledgor has maintained adequate reserves with respect thereto in accordance with Generally Accepted Accounting Principles, unless and until any tax lien notice has become effective with respect thereto or until any Lien resulting therefrom attaches to its properties and becomes enforceable against its other creditors.

     4.10 Insurance.  (a)  Each Pledgor will maintain and pay for, or cause to
          ---------
be maintained and paid for, insurance covering commercial general liability, property and casualty, business interruption and such other risks, and in such amounts and with such financially sound and reputable insurance companies, as are usually and customarily carried by companies of similar size engaged in similar businesses (and in any event, insuring all Inventory and Equipment against such losses and risks), and will deliver certificates of such insurance to the Administrative Agent with standard loss payable endorsements naming the Administrative Agent as loss payee (on property and casualty policies) and additional insured (on liability policies) as its interests may appear. Each such policy of insurance shall contain a clause requiring the insurer to give not less than thirty (30) days' prior written notice to the Administrative Agent before any cancellation of the policies for any reason whatsoever and shall provide that any loss shall be payable in accordance with the terms thereof notwithstanding any act of any Pledgor that might result in the forfeiture of such insurance.

     (b) As and to the extent required by the Credit Agreement, and in any event upon and during the continuance of an Event of Default, the proceeds payable under policies of property and casualty insurance covering Collateral shall be applied as a prepayment of the Loans in the order and manner provided in the Credit Agreement. Each Pledgor hereby irrevocably makes, constitutes and appoints the Administrative Agent at all times during the continuance of an Event of Default, its true and lawful attorney (and Administrative Agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing its name on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance.

     (c) If any Pledgor fails to obtain and maintain any of the policies of insurance required to be maintained hereunder or to pay any premium in whole or in part, the Administrative Agent may, without waiving or releasing any obligation or Default, at the Pledgors' expense, but without any obligation to do so, procure such policies or pay such premiums. All sums so disbursed by the Administrative Agent, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable by the Pledgors to the Administrative Agent on demand and shall be additional Secured Obligations hereunder, secured by the Collateral.

     (d) Each Pledgor will deliver to the Administrative Agent, promptly as rendered, true copies of all material claims and reports made in any reporting forms to insurance companies. Not less than 30 days prior to the expiration date of the insurance policies required to be maintained by any Pledgor hereunder, such Pledgor will deliver to the Administrative Agent one or more certificates of insurance evidencing renewal of the insurance coverage required hereunder plus such other evidence of payment of premiums therefor as the Administrative Agent may request. Upon the reasonable request of the Administrative Agent from time to time, each Pledgor will deliver to the Administrative Agent evidence that the insurance required to be maintained pursuant to this Section is in effect.

     4.11 Intellectual Property.  (a)  Each applicable Pledgor will, at its own
          ---------------------
expense, execute, deliver and record, as promptly as possible (but in any event within 10 days) after the date hereof, fully completed assignments in the forms of Exhibits A and B, as applicable, in the U.S. Copyright Office or the U.S.
   ----------     -
Patent and Trademark Office pursuant to 35 U.S.C. (S)261, 15 U.S.C. (S)1060 or 17 U.S.C. (S)205, as applicable, with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, as the case may be, described in Annex C, D
                                                                     -------  -
or E hereto.  In
   -
the event that after the date hereof any Pledgor shall acquire any registered Copyright, Patent or Trademark, or effect any registration of any Copyright, Patent or Trademark or file any application for registration thereof, whether within the United States or any other country or jurisdiction, such Pledgor shall promptly furnish written notice thereof to the Administrative Agent together with information sufficient to permit the Administrative Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Administrative Agent to) modify this Agreement, as appropriate, by amending Annexes C, D and E hereto or to add additional exhibits hereto to include any
---------  -     -
Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement, and such Pledgor shall additionally, at its own expense, execute, deliver and record, as promptly as possible (but in any event within 10 days) after the date of such acquisition, registration or application, as applicable, with regard to United States Patents, Trademarks and Copyrights, fully completed assignments in the forms of Exhibits A and B, as applicable, in the U.S. Copyright Office or the U.S. Patent and Trademark Office as more fully described hereinabove, together in all instances with any other agreements, instruments and documents that the Administrative Agent may reasonably request from time to time to further effect and confirm the assignment and security interest created by this Agreement in such Copyrights, Patents and Trademarks, and each Pledgor hereby appoints the Administrative Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Pledgor.

     (b) Each Pledgor (either itself or through its licensees or its sublicensees) will, for each Trademark used in the conduct of its business, use its best efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

     (c) Each Pledgor (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any Patent used in the conduct of such Pledgor's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as required by applicable patent laws.

     (d) Each Pledgor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.

     (e) Each Pledgor shall notify the Administrative Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding such Pledgor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

     (f) Each Pledgor will take all necessary steps that are consistent with the practice in any proceeding before the U.S. Patent and Trademark Office, U.S. Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration of any Patents, Trademarks and Copyrights used in the conduct of such Pledgor's business, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

     (g) In the event that any Collateral consisting of a Patent, Trademark or Copyright used in the conduct of any Pledgor's business is believed infringed, misappropriated or diluted by a third party, such Pledgor shall notify the Administrative Agent promptly after it learns thereof and shall, if consistent with sound business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

     (h) Upon the occurrence and during the continuance of any Event of Default, each Pledgor shall use its reasonable best efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or Trademark Collateral to effect the assignment of all of such Pledgor's right, title and interest thereunder to the Administrative Agent or its designee.

     4.12 Mobile Goods.  Upon the request of the Administrative Agent at any
          ------------
time, whether or not an Event of Default shall have occurred and be continuing, each Pledgor will deliver to the Administrative Agent originals of the certificates of title or ownership for all Mobile Goods owned by it, together (in the case of motor vehicles) with the manufacturer's statement of origin with the Administrative Agent listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other action as the Administrative Agent may deem necessary to perfect the security interest created by this Agreement in all such Mobile Goods.

     4.13 Delivery of Collateral.  All certificates or instruments representing
          ----------------------
or evidencing any Accounts, Intercompany Obligations or other Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Administrative Agent, and in each case such other instruments or documents as the Administrative Agent may reasonably request.

     4.14  Deposit and Collection Procedures.  Each Pledgor will execute all
           ---------------------------------
such documents and agreements and take all such actions as are necessary to ensure that all Proceeds of Accounts remitted to or otherwise received by it are deposited, promptly upon its receipt thereof, directly into a Deposit Account maintained by or for the benefit of such Pledgor and that the balances in each such Deposit Account are transferred not less frequently than daily to a cash concentration account maintained with the Administrative Agent or with another bank or depository institution that has, together with the applicable Pledgor, executed and delivered to the Administrative Agent a duly completed agreement, in form and substance satisfactory to the Administrative Agent, that among other things acknowledges the security interest of the Administrative Agent in all funds, monies, securities and instruments deposited in such account and pursuant to which such bank or depository institution agrees to transfer such funds, monies, securities and instruments to the Administrative Agent promptly upon demand at any time after the occurrence and during the continuance of an Event of Default (each such account, a "Concentration Account," and each such agreement, a "Concentration Agreement"). Each Pledgor will provide each bank or depository institution at which any Deposit Account is maintained from time to time with such transfer instructions and other information as such bank or depository institution may require in order to permit such Pledgor to comply with the provisions of this Section. All costs and expenses incurred in connection with the establishment and maintenance of such Deposit Accounts and Concentration Accounts and the transfers of funds therefrom and thereto as described in this Section shall be for the account of the Pledgors. No Proceeds of Accounts will be deposited in or at any time transferred to a Deposit Account other than a Concentration Account or a Deposit Account the balances in which are transferred not less frequently than weekly (or during the continuance of an Event of Default, daily) to a Concentration Account. No Pledgor shall cause or permit any funds or other property not constituting Proceeds of Collateral to be deposited into any Deposit Account containing Proceeds of Collateral. So long as no Event of Default shall have occurred and be continuing, the Pledgors shall have the right to collect, withdraw and direct the disposition of funds on deposit in the Concentration Accounts in a manner not inconsistent with the provisions of this Agreement or any of the other Credit Documents; provided,
                                                                   --------
however, that upon the occurrence and during the continuance of an Event of
-------
Default and notice thereof from the Administrative Agent to the Borrower, the Administrative Agent shall have exclusive dominion and control over all Concentration Accounts, with the powers and rights granted herein and in the applicable Concentration Agreements with respect thereto, and no Pledgor shall have any right to collect, withdraw or direct the disposition of funds on deposit in the Concentration Accounts or to take any action to effect the same. Any failure by any Pledgor to observe, perform or comply with any provision of this Section shall constitute an Event of Default under the Credit Agreement.

     4.15  Protection of Security Interest.  Each Pledgor agrees that it will,
           -------------------------------
at its own cost and expense, take any and all actions necessary to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons.

                                   ARTICLE V

                                    REMEDIES

     5.1  Remedies.  If an Event of Default shall have occurred and be
          --------
continuing, the Administrative Agent shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:

     (a) To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the Administrative Agent created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Administrative Agent or to an account designated by the Administrative Agent; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other instruments) received by any Pledgor in respect of any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Administrative Agent in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Pledgor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Administrative Agent to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Administrative Agent as owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Administrative Agent or the Administrative Agent's designee as though the Administrative Agent or such designee were such Pledgor named therein, and to do so until otherwise notified by the Administrative Agent;

     (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;

     (c) To notify any or all depository institutions with which any Deposit Accounts are maintained to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Administrative Agent, for deposit in a Collateral Account or such other accounts as may be designated by the Administrative Agent, for application to the Secured Obligations as provided herein;

     (d) To execute and file all necessary applications with the FCC and with any governmental or other authority, and to act on any Pledgor's behalf, at such Pledgor's cost, in obtaining any orders, consents, approvals, licenses or certificates required by any Governmental Authority as a prerequisite to any transfer of such Pledgor's business, operations or facilities relating to any of the Collateral, to the extent permitted by applicable law;

     (e) To transfer to or register in its name or the name of any of its Administrative Agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

     (f) To assign any Copyright Collateral, Patent Collateral or Trademark Collateral, for such term or terms, on such conditions and in such manner as the Administrative Agent shall determine; and to license and (to the extent permitted by applicable law) sublicense, whether general, or otherwise, and whether on an exclusive or nonexclusive basis, any Copyright Collateral, Patent Collateral or Trademark Collateral, throughout the world, for such term or terms, on such conditions and in such manner as the Administrative Agent shall determine;

     (g) To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place designated by the Administrative Agent;

     (h) To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Administrative Agent or any designated Administrative Agent for such time as the Administrative Agent may desire, in order to effectively collect or liquidate the Collateral;

     (i) To exercise (i) all voting, consensual and other rights and powers pertaining to the Investment Property (whether or not transferred into the name of the Administrative Agent), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine, and give all consents, waivers and ratifications in respect of the Investment Property, all without liability except to account for any property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Administrative Agent, upon request, all such proxies and other instruments as the Administrative Agent may reasonably request to enable the Administrative Agent to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY INVESTMENTS WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT; and

     (j) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, with respect to Investment Property, on any securities exchange on which any Investment Property may be listed, at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem satisfactory. If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Administrative Agent may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Administrative Agent. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Administrative Agent to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Administrative Agent shall give the applicable Pledgor at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Administrative Agent may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.

     To enforce the provisions of this Agreement, the Administrative Agent is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of an involuntary transfer of control of any Pledgor or any of its Subsidiaries for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Pledgor hereby agrees to authorize and to cause its Subsidiaries to authorize such an involuntary transfer of control upon the request of the Administrative Agent after and during the continuation of an Event of Default and, without limiting any rights of the Administrative Agent under this Agreement, authorize the Administrative Agent to nominate a trustee or receiver to assume control, subject only to any required judicial, FCC and other Governmental Authority consent, in order to effectuate the transactions contemplated hereby. Such trustee or receiver shall have all the rights and powers as provided to it by law, court order or to the Administrative Agent under this Agreement. Each Pledgor shall cooperate fully and cause its Subsidiaries to cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing. Each Pledgor shall further use its best efforts, and will cause its Subsidiaries to use their best efforts, to assist in obtaining consent or approval of the FCC and any other Governmental Authority, if required, for any action or transactions contemplated by this Agreement including, without limitation, the preparation, execution and filing with the FCC of the transferor's portion of any application or applications for consent to the transfer of control necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Collateral. If any Pledgor fails to execute or cause the execution of such applications, requests for consent or other instruments, the clerk of any court that has jurisdiction over the Credit Documents may execute and file the same on behalf of such Pledgor or its Subsidiaries.

     5.2  Application of Proceeds.  (a)  All Proceeds collected by the
          -----------------------
Administrative Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all costs and expenses of such sale, disposition or other realization, including the reasonable costs and expenses of the Administrative Agent and the reasonable fees and expenses of its Administrative Agents and counsel, all amounts advanced by the Administrative Agent for the account of any Pledgor, and all other amounts payable to the Administrative Agent under SECTION 7.1;

          (ii) second, after payment in full of the amounts specified in clause (i) above, to the ratable payment of all other Secured Obligations owing to the Secured Parties; and

         (iii) third, after payment in full of the amounts specified in clauses (i) and (ii) above, and following the termination of this Agreement, to the Pledgors or any other Person lawfully entitled to receive such surplus.

     (b) For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Hedge Agreement with the Borrower for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Secured Obligations owed to such Secured Party under any such Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Secured Party) to the contrary, the Administrative Agent, in acting hereunder, shall be entitled to assume that no Hedge Agreements or Secured Obligations in respect thereof are in existence between any Secured Party and the Borrower.

     (c) Each Pledgor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement and the aggregate amount of the sums referred to in clauses (i) and (ii) of subsection (a) above. Upon any sale of any Collateral hereunder by the Administrative Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

     5.3 Collateral Accounts. Upon the occurrence and during the continuance of
         -------------------
an Event of Default, the Administrative Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more cash collateral bank accounts (collectively, "Collateral Accounts") for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Administrative Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to (and, if directed by the Required Lenders pursuant to the Credit Agreement, shall) apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in SECTION 5.2.

     5.4 Grant of License.  For the purpose of enabling the Administrative
         ----------------
Agent to exercise rights and remedies under SECTION 5.1 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Pledgor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Administrative Agent shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Administrative Agent shall be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered
         --------
into by the Administrative Agent in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.

     5.5  The Pledgors Remain Liable.  Notwithstanding anything herein to the
          --------------------------
contrary, (i) each Pledgor shall remain liable under all Contracts to which it is a party included within the Collateral (including, without limitation, all Investment Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of its rights or remedies hereunder shall not release any Pledgor from any of its obligations under any of such Contracts, and
(iii) except as specifically provided for hereinbelow, the Administrative Agent shall not have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. This Agreement shall not in any way be deemed to obligate the Administrative Agent, any other Secured Party or any purchaser at a foreclosure sale under this Agreement to assume any of a Pledgor's obligations, duties or liabilities under any Investment Agreement, including, without limitation, any Pledgor's obligations, if any, to manage the business and affairs of the applicable partnership, joint venture, limited liability company or other issuer (collectively, the "Partner Obligations"), unless the Administrative Agent or such other Secured Party or purchaser otherwise agrees in writing to assume any or all of such Partner Obligations. In the event of foreclosure by the Administrative Agent hereunder, then except as provided in the preceding sentence, each applicable Pledgor shall remain bound and obligated to perform its Partner Obligations and neither the Administrative Agent nor any other Secured Party shall be deemed to have assumed any Partner Obligations. In the event the Administrative Agent, any other Secured Party or any purchaser at a foreclosure sale elects to become a substitute member in place of a Pledgor, the party making such election shall adopt in writing such Investment Agreement and agree to be bound by the terms and provisions thereof; and subject to the execution of such written agreement, each Pledgor hereby irrevocably consents in advance to the admission of the Administrative Agent, any other Secured Party or any such purchaser as a substitute member tot he extent of the Investments acquired pursuant to such sale, and agrees to execute any documents or instruments and take any other action as may be necessary or as may be reasonably requested in connection therewith. The powers, rights and remedies conferred on the Administrative Agent hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

     5.6  Waivers.  Each Pledgor, to the greatest extent not prohibited by
          -------
applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Administrative Agent's possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Administrative Agent, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Administrative Agent to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

                                   ARTICLE VI

                            THE ADMINISTRATIVE AGENT

     6.1  The Administrative Agent; Standard of Care.  The Administrative Agent
          ------------------------------------------
will hold all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Credit Documents, are only those expressly set forth in this Agreement and the other Credit Documents. The Administrative Agent shall act hereunder at the direction, or with the consent, of the Required Lenders on the terms and conditions set forth in the Credit Agreement. The powers conferred on the Administrative Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property of a similar nature, and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Administrative Agent nor any other Secured Party shall be liable to any Pledgor (i) for any loss or damage sustained by such Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Administrative Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Administrative Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct.

     6.2  Further Assurances; Attorney-in-Fact.  (a)  Each Pledgor agrees that
          ------------------------------------
it will join with the Administrative Agent to execute and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents and instruments in such offices as the Administrative Agent may reasonably deem necessary or appropriate, and wherever required or permitted by law, in order to perfect and preserve the Administrative Agent's security interest in the Collateral, and hereby authorizes the Administrative Agent to file financing statements and amendments thereto relating to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things (including, without limitation, making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder.

     (b) Each Pledgor hereby irrevocably appoints the Administrative Agent its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Administrative Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Administrative Agent's discretion after the occurrence and during the continuance of an Event of Default to take any action and to execute any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

          (i) to sign the name of such Pledgor on any financing statement, continuation statement, notice or other similar document that, in the Administrative Agent's opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement (including, without limitation, any title or ownership applications for filing with applicable state agencies to enable any motor vehicles now or hereafter owned by the Company to be retitled and the Administrative Agent listed as lienholder thereon);

          (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (iii) to receive, endorse and collect any checks, drafts, instruments, chattel paper and other orders for the payment of money made payable to such Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;

          (iv) to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Pledgor under SECTION 4.10 and direct the payment of proceeds thereof to the Administrative Agent;

            (v) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become Secured Obligations of the Pledgors to the Administrative Agent, due and payable immediately and without demand;

            (vi) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

            (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Administrative Agent's option and the Pledgors' expense, all other acts and things deemed necessary by the Administrative Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

     (c) If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Administrative Agent provided that no such request shall be necessary at any time after the
--------
occurrence and during the continuance of an Event of Default), the Administrative Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgors under SECTION 7.1.


                                  ARTICLE VII

                                 MISCELLANEOUS

     7.1  Indemnity and Expenses.  The Pledgors agree jointly and severally:
          ----------------------

     (a) To indemnify and hold harmless the Administrative Agent, each other Secured Party and each of their respective directors, officers, employees, Administrative Agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

     (b) To pay and reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that the Administrative Agent may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder (including, without limitation, under ARTICLE V), under any of the other Credit Documents or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination or expiration of all Letters of Credit under the Credit Agreement, the termination of the Commitments under the Credit Agreement and the termination of this Agreement or any other Credit Document.

     7.2  No Waiver.  The rights and remedies of the Secured Parties expressly
          ---------
set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Pledgors and the Secured Parties or their Administrative Agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     7.3  Pledgors' Obligations Absolute.  Each Pledgor agrees that its
          ------------------------------
obligations hereunder, and the security interest granted to and all rights, remedies and powers of the Administrative Agent hereunder, are irrevocable, absolute and unconditional and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Pledgor has knowledge thereof:

          (i) any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any Subsidiary Guaranty, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

          (ii)  the invalidity or unenforceability of any Secured
     Obligations or any provisions of the Credit Agreement, any Subsidiary Guaranty, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

          (iii) the addition or release of Pledgors hereunder or the taking, acceptance or release of any Secured Obligations or additional Collateral or other security therefor;

          (iv) any sale, exchange, release, substitution, compromise, nonperfection or other action or inaction in respect of any Collateral or other direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction in respect of any Secured Obligations;

          (v) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Secured Obligations or any Collateral or other security therefor, or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

          (vi) the exercise of any right or remedy available under the Credit Documents, at law, in equity or otherwise in respect of any Collateral or other security for any Secured Obligations, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

          (vii) any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrower, any other Pledgor or any other Person directly or indirectly liable for any Secured Obligations;

          (viii) any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Secured Obligations or any other obligations of the Borrower or any other Person directly or indirectly liable for any Secured Obligations, regardless of what Secured Obligations may remain unpaid after any such application; or

          (ix) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, any Pledgor or a surety or guarantor generally, other than the occurrence of all of the following: (x) the payment in full of the Secured Obligations, (y) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Borrower under, each Hedge Agreement to which the Borrower and any Lender are parties (the events in clauses (x), (y) and (z) above, collectively, the "Termination Requirements").

     7.4  Enforcement.  By its acceptance of the benefits of this Agreement,
          -----------
each Lender agrees that this Agreement may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Lender shall have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral or other security given to secure the payment and performance of the Secured Obligations.

     7.5  Amendments, Waivers, etc.  No amendment, modification, waiver,
          ------------------------
discharge or termination of, or consent to any departure by any Pledgor from, any provision of this Agreement, shall be effective unless in a writing executed and delivered in accordance with SECTION 11.6 of the Credit Agreement, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     7.6  Continuing Security Interest; Term; Successors and Assigns;
          -----------------------------------------------------------
Assignment; Termination and Release; Survival.  This Agreement shall create a
---------------------------------------------
continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements, (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may
                                        --------  -------
sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Credit Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, the Administrative Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Administrative Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledgor Accession.

     7.7  Additional Pledgors.  Each Pledgor recognizes that the provisions of
          -------------------
the Credit Agreement require Persons that become Subsidiaries of the Borrower, and that are not already parties hereto, to execute and deliver a Pledgor Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Administrative Agent's actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.

     7.8  Notices.  All notices and other communications provided for hereunder
          -------
shall be given to the parties in the manner and subject to the other notice provisions set forth in the Credit Agreement.

     7.9  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

     7.10 Severability.  To the extent any provision of this Agreement is
          ------------
prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     7.11 Construction.  The headings of the various sections and subsections
          ------------
of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

     7.12 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.


                              THE ACKERLEY GROUP, INC.


                              By:  _______________________________

                              Title:  ____________________________



                              ACKERLEY AIRPORT ADVERTISING, INC.


                              By:  _______________________________

                              Title:  ____________________________



                              ACKERLEY COMMUNICATIONS OF
                              MASSACHUSETTS, INC.


                              By:  _______________________________

                              Title:  ____________________________



                              AK MEDIA GROUP, INC.


                              By:  _______________________________

                              Title:  ____________________________



                    (Signatures continued on following page)

                              CENTRAL NEW YORK NEWS, INC.


                              By:  ________________________________

                              Title:  _____________________________



                              KJR RADIO, INC.


                              By:  ________________________________

                              Title:  _____________________________



                              KVOS TV, LTD.


                              By:  ________________________________

                              Title:  _____________________________




                    (Signatures continued on following page)

                              SSI, INC.


                              By:  ________________________________

                              Title:  _____________________________



                              TC AVIATION, INC.


                              By:  ________________________________

                              Title:  _____________________________



                              WIXT TV, INC.


                              By:  ________________________________

                              Title:  _____________________________



                              WOKR, INC.


                              By:  ________________________________

                              Title:  _____________________________



Accepted and agreed to:

FIRST UNION NATIONAL BANK, as
 Administrative Agent


By: _____________________________

Title: __________________________

                                           Annex A to Security Agreement
                                           First Union National Bank, as
                                           Administrative Agent
                                           The Ackerley Group, Inc.
                                           January 22, 1999
                                           ____________________________________


                                FILING LOCATIONS

The Ackerley Group, Inc.

Department of Licensing of Washington


Ackerley Airport Advertising, Inc.

Department of Licensing of Washington


Ackerley Communications of Massachusetts, Inc. (Inactive)

Department of Licensing of Washington
Secretary of State of Massachusetts

AK Media Group, Inc.

Department of Licensing of Washington
Secretary of State of Oregon
Secretary of State of California
Secretary of State of Colorado
Secretary of State of Florida
Secretary of State of Massachusetts


Central New York News, Inc.

Department of Licensing of Washington
Secretary of State of New York


SSI, Inc.

Department of Licensing of Washington


TC Aviation, Inc.

Department of Licensing of Washington



[No local filings necessary]

                             Annex B to Security Agreement
                             First Union National Bank, as Administrative Agent The Ackerley Group, Inc.
                             January 22, 1999
                             ____________________________________



                     LOCATIONS OF CHIEF EXECUTIVE OFFICES,
          RECORDS RELATING TO COLLATERAL, AND EQUIPMENT AND INVENTORY
-------------------------------------------------------------------------------
          Name
           Of               Chief Executive Offices     Records Relating to
         Pledgor                                             Collateral


--------------------------------------------------------------------------------
                                1301 Fifth Ave.           1301 Fifth Ave.
The Ackerley Group, Inc.          Suite 4000                Suite 4000
                               Seattle, WA 98101         Seattle, WA 98101

--------------------------------------------------------------------------------
                                1301 Fifth Ave.           1301 Fifth Ave.
Ackerley Airport                  Suite 4000                Suite 4000
Advertising, Inc.              Seattle, WA 98101         Seattle, WA 98101

--------------------------------------------------------------------------------
                                1301 Fifth Ave.           1301 Fifth Ave.
Ackerley Communications           Suite 4000                Suite 4000
of Massachusetts, Inc.         Seattle, WA 98101         Seattle, WA 98101


--------------------------------------------------------------------------------
                                1301 Fifth Ave.           1301 Fifth Ave
AK Media Group, Inc.              Suite 4000                Suite 4000
                               Seattle, WA 98101         Seattle, WA 98101
                                                         and (3)
--------------------------------------------------------------------------------
                                1301 Fifth Ave.           1301 Fifth Ave.
Central New York News,            Suite 4000                Suite 4000
 Inc.                          Seattle, WA 98101          Seattle, WA 98101
                                                          and (6)

--------------------------------------------------------------------------------
KVOS TV Ltd.                   1151 Ellis Street          N/A
                              Bellingham, WA 98225
--------------------------------------------------------------------------------
                                1301 Fifth Ave.           1301 Fifth Ave.
SSI, Inc.                         Suite 4000                Suite 4000
                              Seattle, WA 98101         Seattle, WA 98101


--------------------------------------------------------------------------------
                                1301 Fifth Ave.           1301 Fifth Ave.
TC Aviation, Inc.                 Suite 4000                 Suite 4000
                               Seattle, WA 98101         Seattle, WA 98101

--------------------------------------------------------------------------------





                     LOCATIONS OF CHIEF EXECUTIVE OFFICES,
          RECORDS RELATING TO COLLATERAL, AND EQUIPMENT AND INVENTORY
-----------------------------------------------------------------------------------------------------------------------------------
          Name                           Equipment
          Of                                or                           Other Places               Trade/Fictitious/Other
         Pledgor                         Inventory                           of                           Corporate Names
                                                                          Business             (Former Corporate or Trade names)
-----------------------------------------------------------------------------------------------------------------------------------
                                    1301 Fifth Ave.                         N/A                Currently: None
The Ackerley Group, Inc.            Suite 4000                                                 Formerly: Ackerley
                                    Seattle, WA 98101                                          Communications, Inc.;
                                    Incorporated
----------------------------------------------------------------------------------------------------------------------------------
                                    1301 Fifth Ave.                          (1)               Currently: None
Ackerley Airport                    Suite 4000                                                 Formerly: AK Media Airport
Advertising, Inc.                   Seattle, WA 98101

----------------------------------------------------------------------------------------------------------------------------------
                                    (Inactive)                            (Inactive)           None
Ackerley Communications             1301 Fifth Ave.                          (2)
of Massachusetts, Inc.              Suite 4000
                                    Seattle, WA 98101

----------------------------------------------------------------------------------------------------------------------------------
                                    1301 Fifth Ave.                          (3)               (4) for current names
AK Media Group, Inc.                Suite 4000                                                 (5) for former names
                                    Seattle, WA 98101
                                    and (3)
----------------------------------------------------------------------------------------------------------------------------------
                                    1301 Fifth Ave.                          (6)               Currently: WIVT TV;
Central New York News,              Suite 4000                                                 WIXT TV
Inc.                                Seattle, WA 98101                                          Formerly: WIXT TV, Inc.;
                                    and (6)                                                    WIXT TV

----------------------------------------------------------------------------------------------------------------------------------
KVOS TV Ltd.                        N/A                                      N/A               None

----------------------------------------------------------------------------------------------------------------------------------
                                    1301 Fifth Ave.                          N/A               Currently: Seattle
SSI, Inc.                           Suite 4000                                                 Supersonics; Supersonics
                                    Seattle, WA 98101                                          Formerly: Seattle
                                                                                               Supersonics, Inc.
                                                                                               SSI Sports, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                    1301 Fifth Ave.                          N/A               None
TC Aviation, Inc.                   Suite 4000
                                    Seattle, WA 98101
                                    and (7)
----------------------------------------------------------------------------------------------------------------------------------

(1) Qualified to do business in Alabama, Alaska, Arizona, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Massachusetts, Michigan, Mississippi, Missouri, Montana, Nebraska, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Wisconsin, Wyoming, but only current activity is pursuant to a service agreement with the purchaser of Ackerley Airport advertising assets.

(2)  If active, company would also be doing business in Massachusetts.
(3) All other States where AK Media Group is conducting business: Oregon, California, Colorado, Florida and Massachusetts. See attached list for addresses.

(4) AK Media Florida; AK Media Massachusetts; AK Media Northwest; Ackerley Realty; Adshelters; Empire Outdoor Advertising; Empire Outdoor Advertising of the Northwest; KCBA TV; KCOY TV; KFTY TV; KGET TV; KHHO(AM); KHHO Radio; KJR(AM); KJR-FM; KJR Radio: -KKTV; KMTR TV; KMTX TV; KMTZ TV; KUBE(FM); KVIQ TV; KVOS TV; KKTV; Full House Sports and Entertainment; New Century Media; Portland Antenna Company; Seattle Supersonics; Supersonics.

(5) Ackerley Incorporated; Ackerley Realty, Inc.; Ackerley Communications Group, Inc.; KJR Radio, Inc.; New Century Seattle Partners, L.P.; Ackerley Communications of Massachusetts, Inc.; Empire Outdoor Advertising of Massachusetts, Inc.; Ackerley Communications of Florida, Inc.; Adshelters, Incorporated; Empire Outdoor Advertising, Inc.; Ackerley Communications of the Northwest, Inc.; Empire Outdoor Advertising of the Northwest, Inc.; Full House Sports and Entertainment, Inc.; National Airport Advertising Sales, Inc.; Northwest Sport Sales, Inc.; Portland Antenna Company, Inc.; Seattle Seadogs, Inc.; Cypress Broadcasting, Inc.; KGET TV, Inc.; KKTV, Inc.; Northwest Sports Sales; Seattle Radio; Seattle Seadogs; Ackerley Communications of Florida; Ackerley Communications of Massachusetts; Ackerley Outdoor Advertising; Ackerley Communications of the Northwest; Cypress Broadcasting; Eye Street Productions.

(6)  In addition, New York.  See attached list for address.
(7)  Additional equipment/inventory located at Boeing Field in Seattle,
Washington.

                                                           Attachment to Annex B
The Ackerley Group, Inc.

And Subsidiaries

Corporate and Trade Names
-------------------------


The Ackerley Group, Inc.               KGET TV
1301 Fifth Avenue   (AK Media)         2120 L Street    (AK Media)
Suite 4000                             P.O. Box 1700
Seattle, WA 98101                      Bakersfield, CA 93301
                                       805-283-1700
AK Media Florida                       KKTV TV
5800 NW 77/th/ Court  (AK Media)       3100 North Nevada Avenue
Miami, FL 33166                        P.O. Box 2110    (AK Media)
305-592-6250                           Colorado Springs, CO 80901
                                       719-634-2844
AK Media Massachusetts                 KVOS TV
89 Maple Street   (AK Media)           1151 Ellis Street   (AK Media)
Stoneham, MA 02180                     Bellingham, WA 98225
781-438-8880                           360-671-1212

AK Media Northwest                     New Century Media
3601 Sixth Avenue South (AK Media)     190 Queen Anne Avenue North
Seattle, WA 98134                      Suite 100    (AK Media)
206-682-3833                           Seattle, WA 98109
                                       206-285-2295
Full House Sports & Entertainment      KVIQ TV
190 Queen Anne Avenue North            1800 Broadway
Suite 200    (AK Media)                Eureka, CA 95501   (AK Media)
Seattle, WA 98109                      707-443-3061
206-281-5800

Seattle Supersonics                    KMTR TV
490 Fifth Avenue North    (SSI)        P.O. Box 7308
Seattle, WA 98109                      Eugene, OR 97401   (AK Media)
206-281-5846                           547-746-1600

KCBA TV                                KCOY TV
1150 Moffett    (AK Media)             1211 West McCoy Lane
P.O. Box 3560                          Santa Maria, CA 93455   (AK Media)
Salinas, CA 93912
408-422-3500

KFTY TV                                WIXT TV
533 Mendocina Avenue  (AK Media)       5904 Bridge Street, Box 699
P.O. Box 1150                          East Syracuse, NY 13057 (Central NY News)
Santa Rosa, CA 95402                   315-446-9999
707-526-5050

WUTR TV
Smith Hill Road        (Central NY News)
Utica, NY 13502
315-797-5220

WIVT TV
203 Ingraham Hill Road (Central NY News)
Binghamton, NY 13903
607-723-7464

                         Annex C to Security Agreement
                 First Union National Bank, as Administrative
                                     Agent
                           The Ackerley Group, Inc.
                                January 22, 1999

                     COPYRIGHTS AND COPYRIGHT APPLICATIONS


                             Application or                                         Issue or
       Pledgor              Registration No.               Country                 Filing Date
----------------------   -----------------------   -----------------------   -----------------------

                                      None

                                           Annex D to Security Agreement
                                           First Union National Bank, as
                                           The Ackerley Group, Inc.
                                           _____________, 1999
                                           ____________________________________



                        PATENTS AND PATENT APPLICATIONS


                       Application or                                                       Issue or
     Pledgor          Registration No.           Country              Inventor             Filing Date
------------------   -------------------   -------------------   -------------------   -------------------

                                      None

                                           Annex E to Security Agreement
                                           First Union National Bank, as

                                           The Ackerley Group, Inc.
                                           January 22, 1999
                                           ____________________________________


                     TRADEMARKS AND TRADEMARK APPLICATIONS

                                                                 Application or                                 Issue or
             Pledgor*                      Mark                  --------------          Country/State          --------
             --------                      ----                  Registration No.        -------------         Filing Date
                                                                 ----------------                              -----------
Ackerley Communications, Inc.        "Project Hangtime"               1991067            United States     Filed June 2, 1995
                                     (and Design)                                        (Federal)

Ackerley Communications of           "WBOS"                           1714198            United States     Filed June 5, 1991
Massachusetts, Inc.                                                                      (Federal)         and Assigned to GCI
                                                                                                           Boston, Inc. on
                                                                                                           March 30, 1992

Ackerley Communications of           "Lights out Tonight"             1578233            United States     Filed June 29, 1989
Massachusetts, Inc.                                                                      (Federal)         Cancelled - Section 8

Ackerley Communications of           "WBOS Earthwatch"                44065              Massachusetts     Registered  April
Massachusetts, Inc.                                                                                        18, 1990 and
                                                                                                           Assigned to GCI
                                                                                                           Boston, Inc. on
                                                                                                           August 28, 1990

Ackerley Communications of           "The Odyssey File"               43446              Massachusetts     Registered October
Massachusetts, Inc.                                                                                        11, 1989 and
                                                                                                           Assigned to GCI
                                                                                                           Boston, Inc. on
                                                                                                           August 28, 1992

Ackerley Communications of the       "Larger than Life"               19553             Washington         Registered February
Northwest, Inc.                                                                                            23, 1990

Ackerley Communications Group,       "Eyestreet Productions"          45341             California         Registered December
Inc.                                 (Image)                                                               5, 1995

Ackerley Communications Group,       "Kid News"                       100745            California         Registered December
Inc.                                 (Image)                                                               15, 1995

Ackerley Communications Group,       "Kid Video"                      45080             California         Registered September
Inc.                                                                                                       14, 1995

Ackerley Communications Group,       "Slam Jam"                       45077             California         Registered September
Inc.                                                                                                       14, 1995

Ackerley Communications Group,       "17 Health Fair" (and            45480             California         Registered January
 Inc.                                Design)                                                               17, 1996

KJR Radio, Inc.                      "K-Lite"                         Serial no.        United States      Filed March 27, 1990
                                                                      74-043176         (Federal)          Abandoned

(footnote on last page)

                                                                       Application or                             Issue or
             Pledgor                             Mark               ---------------------   Country/State    -------------------
----------------------------------   ----------------------------     Registration No.      --------------       Filing Date
                                                                    ---------------------                    -------------------
KJR Radio, Inc.                      "KJR Sports Radio 950 AM"           28385               Washington       Registered August
                                                                                                              28, 1996

KJR Radio, Inc.                      "KJR 95.7 FM Greatest Hits          25384               Washington       Registered August
                                     of the 70's"                                                             28, 1996

KJR Radio, Inc.                      "KUBE 93 FM"                        25383               Washington       Registered August
                                                                                                              28, 1996

KJR Radio, Inc.                      "SUMMER JAM"                        25382               Washington       Registered August
                                                                                                              28, 1996

KJR Radio, Inc.                      "K-LITE"                            19503               Washington       Registered January
                                                                                                              24, 1990

WIXT TV, Inc.                        "NEWSCHANNEL 9 Coverage You         S15822              New York         Registered
                                     Can Count On"                                                            September 19, 1997

WIXT TV, Inc.                        "( NEWS Weather Source"             S14046              New York         Registered March
                                                                                                              25, 1994

Full House Sports and                "Jammin' Hoops Camp"                Serial no.          United States    Filed March 8, 1995
Entertainment, Inc.                                                      74-645021           (Federal)        Abandoned

Full House Sports and                "Jammin' Hoops Camp"                23780               Washington       Registered March
Entertainment, Inc.                                                                                           9, 1995

Full House Sports and                "Jammin' Hoops Camp"                23779               Washington       Registered March
Entertainment, Inc.                                                                                           9, 1995

New Century Media                    "Sports Radio"                      27313               Washington       Registered
                                                                                                              September 1, 1998

New Century Media Limited Partners   "The Charlie Claus                  26430               Washington       Registered October
                                     Foundation"                                                              17, 1997

New Century Media Limited Partners   "The Real Charlie Claus"            26429               Washington       Registered October
                                                                                                              17, 1997

WIXT Television, Inc.                "3-D Skytrack"                      Pending             United States    Filed November 5,
                                                                         (75-385381)         (Federal)        1997


(footnote on last page)

                              Exhibit A to Security Agreement
                              First Union National Bank, as Administrative Agent The Ackerley Group, Inc.
                              _____________, 1999
                              __________________________________________________



                   ASSIGNMENT AND GRANT OF SECURITY INTEREST
                                 IN COPYRIGHTS


     WHEREAS, [NAME OF PLEDGOR] (the "Pledgor") is the owner of the copyrights listed on Schedule A attached hereto, which copyrights are registered or have
          ----------
pending registrations in the United States Copyright Office as set forth on Schedule A attached hereto (all such copyrights, registrations and applications,
----------
collectively, the "Copyrights"); and

     WHEREAS, the Pledgor has entered into a Security Agreement (as amended, modified, restated or supplemented from time to time, the "Security Agreement"), dated as of _____________, 1999, in which the Pledgor has agreed with First Union National Bank, as Administrative Agent (the "Administrative Agent"), with offices at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0735, to execute this Assignment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby assign and grant to the Administrative Agent a security interest in all of its right, title and interest in and to the Copyrights, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Copyrights. This Assignment has been given in conjunction with the assignment and security interest granted to the Administrative Agent under the Security Agreement, and the provisions of this Assignment are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.


                              [NAME OF PLEDGOR]


                              By: ____________________________________

                              Title: _________________________________

                                   Schedule A
                                   ----------



                     COPYRIGHTS AND COPYRIGHT APPLICATIONS

                      Application or                      Issue or
       Pledgor       Registration No.      Country       Filing Date
       -------       ----------------      -------       -----------

                              Exhibit B to Security Agreement
                              First Union National Bank, as Administrative Agent The Ackerley Group, Inc.
                              _____________, 1999
                              __________________________________________________



                   ASSIGNMENT AND GRANT OF SECURITY INTEREST
                           IN PATENTS AND TRADEMARKS


     WHEREAS, [NAME OF PLEDGOR] (the "Pledgor") is the owner of the trademarks and service marks listed on Schedule A attached hereto, which marks are
                            ----------
registered or have pending registrations in the United States Patent and Trademark Office as set forth on Schedule A attached hereto (all such
                                 ----------
trademarks, service marks, registrations and applications, collectively, the "Trademarks") and is the owner of the patents listed on Schedule A attached
                                                        ----------
hereto, which patents are registered or have pending applications in the United States Patent and Trademark Office as set forth on Schedule A attached hereto
                                                   ----------
(all such patents, registrations and applications, collectively, the "Patents"); and

     WHEREAS, the Pledgor has entered into a Security Agreement (as amended, modified, restated or supplemented from time to time, the "Security Agreement"), dated as of _____________, 1999, in which the Pledgor has agreed with First Union National Bank, as Administrative Agent (the "Administrative Agent"), with offices at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0735, to execute this Assignment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby assign and grant to the Administrative Agent a security interest in all of its right, title and interest in and to the Trademarks and the Patents, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Trademarks and the Patents. This Assignment has been given in conjunction with the assignment and security interest granted to the Administrative Agent under the Security Agreement, and the provisions of this Assignment are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.


                              [NAME OF PLEDGOR]


                              By: ____________________________________

                              Title: _________________________________

                     TRADEMARKS AND TRADEMARK APPLICATIONS

                                 Application or                      Issue or
     Pledgor         Mark       Registration No.       Country      Filing Date
     -------         ----       ----------------       -------      -----------

                        PATENTS AND PATENT APPLICATIONS

                  Application or                                     Issue or
     Pledgor     Registration No.      Country       Inventor       Filing Date
     -------     ----------------      -------       --------       -----------

                              Exhibit C to Security Agreement
                              First Union National Bank, as Administrative Agent The Ackerley Group, Inc.
                              _____________, 1999
                              __________________________________________________



                                    FORM OF
                               PLEDGOR ACCESSION


     THIS PLEDGOR ACCESSION (this "Accession"), dated as of _____________, ____, is executed and delivered by ________________________, a ______________
corporation (the "Company"), in favor of First Union National Bank, in its capacity as Administrative Agent under the Credit Agreement referred to hereinbelow (in such capacity, the "Administrative Agent"), pursuant to the Security Agreement referred to hereinbelow.

     Reference is made to the Credit Agreement, dated as of ________________, 1999, among The Ackerley Group, Inc. (the "Borrower"), the Lenders party thereto, and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). In connection with and as a condition to the initial and continued extensions of credit under the Credit Agreement, the Borrower and certain of its subsidiaries have executed and delivered (i) [a Subsidiary Guaranty, dated as of ________________, ____ (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), pursuant to which such subsidiaries have guaranteed the payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement),] and (ii) a Security Agreement, dated as of ________________, 1999 (as amended, modified or supplemented from time to time, the "Security Agreement"), pursuant to which they have granted in favor of the Administrative Agent a security interest in and Lien upon the Collateral described therein as security for their obligations under the Credit Agreement, the Subsidiary Guaranty and the other Credit Documents. Capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.

     The Borrower has agreed under the Credit Agreement to cause each of its future subsidiaries to become a party to the [Subsidiary Guaranty as a guarantor thereunder and to the] Security Agreement as a Pledgor thereunder. The Company is a subsidiary of the Borrower[ and, as required by the Credit Agreement, has become a guarantor under the Subsidiary Guaranty as of the date hereof.] The Company will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to the Borrower under the Credit Agreement, the Company hereby agrees as follows:

     1. The Company hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 2.1 of the Security Agreement, and as security for all of the Secured Obligations, the Company hereby pledges, assigns and delivers to the

Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral as set forth in Section 2.1 of the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.

     2.  The Company hereby represents and warrants that (i) Schedule 1 hereto
                                                             ----------
sets forth all information required to be listed on Annexes A, B, C, D and E to the Security Agreement in order to make each representation and warranty contained in Sections 3.1 and 3.2 of the Security Agreement true and correct with respect to the Company as of the date hereof and after giving effect to this Accession and (ii) after giving effect to this Accession and to the incorporation into such Annexes, as applicable, of the information set forth in
Schedule 1, each representation and warranty contained in Article III of the Security Agreement is true and correct with respect to the Company as of the date hereof, as if such representations and warranties were set forth at length herein.

     3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

     IN WITNESS WHEREOF, the Company has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.



                              [NAME OF COMPANY]


                              By: ____________________________________

                              Title: _________________________________

                                  Schedule 1
                                  ----------


Information to be added to Annex A of the Security Agreement:


                               FILING LOCATIONS



Information to be added to Annex B of the Security Agreement:


                     LOCATIONS OF CHIEF EXECUTIVE OFFICES,
          RECORDS RELATING TO COLLATERAL, AND EQUIPMENT AND INVENTORY



     1.  Chief executive office:

         ____________________________
         ____________________________
         ____________________________

     2.  Records relating to Collateral:

         ____________________________
         ____________________________
         ____________________________

     3.  Equipment or Inventory:

         ____________________________
         ____________________________
         ____________________________

     4.  Other places of business:

         ____________________________
         ____________________________
         ____________________________

     5.  Trade/fictitious or prior corporate names
         (last five years):

         ____________________________



Information to be added to [Annexes C/D/E] of the Security Agreement:

[complete as applicable]